Exhibit 99.1

SECURITIES EXCHANGE AGREEMENT

THIS SECURITIES EXCHANGE AGREEMENT (the “Agreement”) is made and entered into as of February 22, 2018, by and between MONEYONMOBILE, INC., a Texas corporation (the “Company”) and Laird Cagan (the “Holder”). The Company and the Holder are herein referred to, each, as a “Party” and jointly, as the “Parties.”

RECITALS
WHEREAS, on July 29, 2011, the Company issued and sold to the Holder a secured subordinated promissory note in the principal amount of One Million ($1,000,000) Dollars (as amended, the “First Note”);
WHEREAS, on December 18, 2015, the Company issued and sold to the Holder a promissory note in the principal amount of One Hundred Sixty-Two Thousand One Hundred Thirty-Six and Seventy-Four Hundredths ($162,136.74) Dollars at an interest rate of 12% per annum (as amended, the “Promissory Note”);
WHEREAS, on April 1, 2016, the Company issued and sold to the Holder a secured promissory note in the principal amount of Seven Hundred Twenty-Seven Thousand Two Hundred Eighty-Four and Eighty-Four Hundredths ($727,284.84) Dollars at an interest rate of 12% per annum (as amended, the “Second Note” and the Second Note, collectively with the First Note and the Promissory Note, the “Original Notes”);
WHEREAS, on January 8, 2018 and January 29, 2018 the Parties entered into a letter agreement (the “Letter Agreement”) pursuant to which the Holder agreed (i) to amended the maturity date of each of the Original Notes; (ii) that any failure to pay amounts owed under the Original Notes prior to the Letter Agreement did not constitute any Event of Default or a condition entitling the Holder to default interest, liquidated damages or any other damages or remedies; and (iii) to amend the maturity date of the Original Notes to be February 28, 2018; and
WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holder, and the Holder desires to exchange with the Company, the outstanding Original Notes in the aggregate principal amount of $1,889,422 plus $591,151 unpaid interest accrued, through February 28, 2018 (the anticipated closing date) thereupon (the “Debt”) for a senior secured convertible promissory note in the principal amount of $2,480,573 at an interest rate of 12% per annum (the “New Note”), which New Note is attached hereto as Exhibit A, which New Note shall be subject to a security agreement (the “Security Agreement”), which Security Agreement is attached hereto as Exhibit B.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Holder agree as follows:
ARTICLE I
EXCHANGE OF DEBT SECURITIES
AND ISSUANCE OF EQUITY SECURITIES

1.1     Exchange. Subject to the satisfaction or waiver of the conditions with respect to the conditions to the Closing (as defined below) set forth in Articles 5 and 6 below, at the Closing, the Holder and the Company shall, pursuant to Section 3(a)(9) of the Securities Act, exchange the Debt for the New Note as follows:
(a)     Closing. The closing (the “Closing”) of the transactions contemplated by this Agreement shall take place at such location to be determined by the Parties, commencing upon the satisfaction or waiver of all conditions and obligations of the Parties to consummate the transactions contemplated hereby (other than conditions and obligations with respect to the actions that the respective Parties will take at Closing) or such other date and time as the Parties may mutually determine (the “Closing Date”).
(b)     No Additional Consideration. At the Closing, the New Note shall be issued to the Holder in exchange for the cancellation of the Original Notes as are represented by the Debt without the payment of any additional consideration.
(c)     Delivery. In exchange for the Debt, within three (3) business days of receipt by the Company from the Holder (or its designee) of the Original Notes representing the Debt, which shall be delivered as soon as commercially practicable following the Closing, the Company shall deliver or cause to be delivered to the Holder the New Note. As of the Closing Date,

Exhibit 99.1

the Original Notes representing the Debt shall be null and void and any and all rights arising thereunder shall be extinguished, regardless of actual delivery of the Original Notes.
1.2    Waiver. Upon execution of this Agreement, any and all Events of Default, remedies arising out of Events of Default, and the application of the default interest rate, each as set forth in the Original Notes, occurring prior to this Agreement, shall be deemed waived without further recourse by the Holder.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

2.1     Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the New Note in accordance with the terms hereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the New Note, and the reservation and issuance of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) issuable upon conversion of the New Note (the “Conversion Shares” and together with the New Note, the “Securities”), have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.
2.2     No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation or other organizational documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a material adverse effect on the Company or its subsidiaries.
2.3     Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the Securities is exempt from registration pursuant to the exemption provided by Section 3(a)(9) of the Securities Act.
2.4     Issuance of Securities. The issuance of the Securities is duly authorized and upon conversion of the New Note in accordance with the terms thereof, the Conversion Shares shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issuance thereof, and the Holder shall be entitled to all rights accorded to a holder of Common Stock.
2.5     Transfer Taxes. On the Closing Date, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Securities will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.
2.6     Disclosure. The Company confirms that neither it nor any other person acting on its behalf has provided Holder or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its subsidiaries, other than the existence of the transactions contemplated by this Agreement and the Transaction Documents (as hereinafter defined). The Company understands and confirms that Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

Exhibit 99.1

ARTICLE III
REPRESENTATIONS AND WARRANTIES
OF THE INVESTOR

As a material inducement to the Company to enter into this Agreement and consummate the exchange, the Holder represents, warrants and covenants with and to the Company as follows:
3.1    Authorization and Binding Obligation. The Holder has the requisite legal capacity, power and authority to enter into, and perform under, this Agreement and to purchase the Securities being exchanged to such Holder hereunder. The execution, delivery and performance of this Agreement by such Holder, and the consummation by such Holder of the transactions contemplated hereby, has been duly authorized by all requisite corporate, partnership or similar action on the part of such Holder and no further consent or authorization is required. This Agreement has been duly authorized, executed and delivered. This Agreement has been duly executed and delivered by the Holder, and constitute the legal, valid and binding obligations of the Holder, enforceable against the Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.
3.2     Beneficial Owner. With respect to the Original Notes, (i) the Holder owns, beneficially and of record, good and marketable title to the Original Notes, free and clear of any taxes or encumbrances; (ii) the Original Notes are not registered under the Securities Act and, therefore, cannot be resold unless registered under the Securities Act or in a transaction exempt from or not subject to the registration requirements of the Securities Act; (iii) the Holder has not entered into any agreement or understanding with any person or entity to dispose of the any portion of the Original Notes; and (iv) at the Closing, the Holder will convey to the Company good and marketable title to the Original Notes representing the Debt, free and clear of any security interests, liens, adverse claims, encumbrances, taxes or encumbrances.
3.3    Accredited Investor. The Holder is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act, and the Holder was not organized for the specific purpose of acquiring the Securities.
3.4    Experience of Holder. The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
3.4    Purchase Entirely for Own Account. The Securities to be received by the Holder hereunder will be acquired for the Holder’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Holder’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Holder to hold the Securities for any period of time. The Holder is not a broker-dealer or agent of a broker-dealer required to be registered with the Securities and Exchange Commission under Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor an entity or individual engaged in a business that would require it to be so registered.
3.5    Disclosure of Information. The Holder has access to and has reviewed the Company’s filings with the Securities and Exchange Commission, at www.sec.gov, including the “Risk Factors” contained therein. The Holder has had the opportunity to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Neither such inquiries nor any other due diligence investigation conducted by such Holder shall modify, amend or affect such Holder’s right to rely on the Company’s representations and warranties contained in this Agreement.
3.6    Restricted Securities. The Holder understands that the Securities of the Company are characterized as “restricted securities” as that term is defined under Rule 144 of the Securities Act, and have not been registered under the Securities Act or any applicable state securities law, and may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Holder represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder agrees and acknowledges that, in connection with the transfer of any portion of, or all of, the Securities, the Company may require the Holder to provide the Company an opinion of counsel selected by the Holder and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such

Exhibit 99.1

transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the Holder under this Agreement.
3.7    Legends. The Holder agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities, or certificates evidencing such Securities, in the following form:
THIS SECURITY NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.
The Holder agrees also to the imprinting of any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the Securities to be so legended. Certificates evidencing the Securities shall not contain any legend (including the legend set forth in this Section 3.7 hereof): (i) while a registration statement covering the resale of such Security is effective under the Securities Act, or (ii) following any sale of such Security pursuant to Rule 144, or (iii) if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), as reasonably determined by the Company.
3.8    Proceedings. Except as otherwise set forth herein, no proceedings relating to the Original Notes are pending or, to the knowledge of the Holder, threatened before any court, arbitrator or administrative or governmental body that would adversely affect the Holder’s right and ability to surrender and exchange the Debt.
3.9    Tax Consequences. The Holder acknowledges that the purchase of the Securities may involve tax consequences to the Holder, and that the contents of this Agreement do not contain tax advice. The Holder acknowledges that it has not relied and will not rely upon the Company with respect to any tax consequences related to the exchange of the Debt. The Holder assumes full responsibility for all such consequences and for the preparation and filing of any tax returns and elections which may or must be filed in connection with such Debt.
3.10     Reliance on Exemptions. The Holder understands that the securities being offered and exchanged hereunder are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws, and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.
ARTICLE IV
COVENANTS

4.1     Reasonable Best Efforts. The Company shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement. The Holder shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 5 of this Agreement.
4.2     Forbearance. So long as the Company continues to use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement and Closing occurs on or before February 28, 2018, the Holder agrees to waive and agrees not to take any action against the Company or exercise or move to enforce any other rights or remedies provided for in the Original Notes or otherwise available to it, at law or in equity, by virtue of the occurrence and/or continuation of any default under the Original Notes or related agreements or take any action against any property in which the Company has any interest until this Agreement has been terminated.
4.3    Accounts Payable Payments. Commencing as of January 1, 2018 and ending on December 31, 2018, on the first day of each month (except that the January 1, 2018 and February 1, 2018 payment shall be paid on the Closing Date), the Borrower shall pay to the Holder Ten Thousand ($10,000) Dollars to reduce any accounts payable by the Company to the Holder (the “AP Payment”). Commencing on January 1, 2019 and until all such accounts payable shall have been repaid in full, the AP Payment shall increase to $25,000. In the event the Borrower shall fail to make a payment of any AP Payment pursuant to this section, which failure is not cured within five (5) business days after written notice thereof, such amount shall be automatically added to

Exhibit 99.1

the principal balance of the New Note, in which event interest shall accrue thereon in accordance with the terms of the New Note and such additional principal amount shall be convertible in accordance with the terms of the New Note.
ARTICLE V
CONDITIONS TO COMPANY’S OBLIGATIONS HEREUNDER
The obligations of the Company to the Holder hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Holder with prior written notice thereof:
5.1     The Holder shall have duly executed this Agreement and the Security Agreement and delivered the same to the Company.
5.2     The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.
5.3    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.
ARTICLE VI
CONDITIONS TO THE HOLDER’S
OBLIGATIONS HEREUNDER

The obligations of the Holder hereunder are subject to the satisfaction of each of the following conditions (except to the extent such condition is expressly conditional to a specific closing, in which case such condition shall only apply to such specific closing), provided that these conditions are for the sole benefit of the Holder and may be waived by the Holder at any time in its sole discretion by providing the Company with prior written notice thereof:
6.1     The Company shall have duly executed this Agreement, the Security Agreement and the New Note and delivered the same to the Holder.
6.2     Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.
6.3     The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the transactions contemplated by this Agreement.
6.4     No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

Exhibit 99.1

ARTICLE VI
MISCELLANEOUS

7.1     Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Texas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Dallas, Dallas County, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
7.2     Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re‑execute original forms hereof and deliver them in person to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.
7.3     Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
7.4    Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).
7.5     Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, contains the entire understanding of the Parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Parties, and any amendment to this Agreement made in conformity with the provisions of this Section shall be binding upon the Parties. No provision hereof may be waived other than by an instrument in writing signed by the Party against whom enforcement is sought.
7.6    Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

Exhibit 99.1

If to the Company:    MONEYONMOBILE, Inc.
500 North Akard Street
Suite 2850
Dallas, Texas 74201
Telephone:  (214)758-8600
Attention: Harold H. Montgomery
Email: HMontgomery@MONEYONMOBILE.in

With a copy to:

Sichenzia Ross Ference Kesner LLP
1185 Avenue of the Americas
37th Floor
New York, New York 10036
Telephone:  (212) 930-9700
Email:  DMOcasio@SRFKLLP.com
Attention:  Darrin M. Ocasio, Esq.

If to the Holder:                Laird Cagan
200 Alamos Road
Portola Valley, California 94028
[650-823-5559]
Email: laird@cmcp.com

With a copy to:

Ladue Curran Kuehn LLC
100 E. Wayne Street
Suite 300
South Bend, IN 46601
Telephone: (574) 968-0760
Email: dtemeles@lck-law.com
Attention: David A. Temeles, Jr., Esq.

to its address and email address set forth above, or to such other address and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other Party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender's email program containing the time, date, recipient email address and copy of the message or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by email or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
7.8     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns, including any purchasers of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holder. Holder may assign some or all of its rights hereunder without the consent of the Company.
7.9    Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.

[signature page follows]

Exhibit 99.1

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY:

MONEYONMOBILE, INC.

By: /s/ Harold H. Montgomery
Name: Harold H. Montgomery
Title: Chief Executive Officer and Secretary

HOLDER:

/s/ Laird Cagan
Name: Laird Cagan